Exhibit 99.2

The following pro forma condensed consolidated financial statements have been prepared to disclose certain specific information with regards to a real estate acquisition and the related sale of shares in the Offering (defined as the initial public offering and distribution reinvestment program, collectively, the “Offering”) completed by Rodin Global Property Trust, Inc. (the “Company”). The pro forma financial statements have been compiled and presented in accordance with Article 11 of Securities and Exchange Commission (the “SEC”) Regulation S-X.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Registration Statement on Form S-11 filed with the SEC on March 21, 2017 and the audited financial statements for the Company contained therein and the Company’s Quarterly Report on Form 10-Q for the Nine Months Ended September 30, 2017, filed with the SEC on November 14, 2017.

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet presents our historical financial information as of September 30, 2017, as adjusted for: (i) the additional purchase of beneficial interests (“Interests”) in CF Net Lease Portfolio DST IV (the “DST”), as described below, and (ii) the sale of shares in the Offering to fund the acquisition, as defined below, as if these transactions had occurred on November 15, 2016.

The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2017 and for the Year ended December 31, 2016, combines the Company’s historical operations with the effects of the purchase of the Interests and sale of common shares described below, as if those transactions had occurred as of November 15, 2016.

During the three months ended September 30, 2017, the Company, through its operating partnership, acquired 4,580 Interests, for a purchase price of $4,580,000. Prior to the acquisition of the Interests, the DST was an indirect wholly-owned subsidiary of the Company’s Sponsor, Cantor Fitzgerald Investors, LLC (“CFI”). Each Interest represents a 0.0072214% ownership of the DST and the Interests purchased by the Company represented approximately 33.07% of the DST as of September 30, 2017.

On November 15, 2016, the DST acquired the fee simple interest in seven retail properties (the “DST Properties”), for a total purchase price of $36,317,830, including related acquisition expenses. The purchase price was comprised of $13,822,646 in equity and $22,495,184 in proceeds from the debt financing. The acquisition of the Interests by the Company has been structured such that the total purchase price for 100% of the Interests equals the equity portion of the purchase price paid by CFI and its affiliates to acquire the DST Properties plus $25,000 (reflecting the DST’s current cash reserves). The Company acquired the Interests in a private placement. Cantor Fitzgerald & Co., a related party, acted as a broker-dealer in connection with the private placement, but did not receive any compensation in connection therewith.

The Company funded the acquisition of the Interests with cash from its ongoing Offering. The Company intends, but is not obligated, to purchase 100% of the Interests. On October 6, 2017, the Company acquired an additional 1,000 Interests for $1,000,000. As of October 6, 2017 the acquisition was deemed to be significant as defined by SEC Rule S-X 3.14, the Company’s ownership of the DST at that time represented a $5,580,000 investment representing approximately 40.30% of the DST.

The unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared by the Company’s management based upon the Company’s historical financial statements, certain historical financial information of the DST, and certain equity method accounting entries related to the acquisition of the Interests. These pro forma statements may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated, nor do they purport to represent our future financial results. The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest income that would be earned on cash balances.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2017

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma CF Net Lease Portfolio IV DST Investment Income Adjustments		Pro Forma CF Net Lease Portfolio IV DST Acquisition Adjustments		Pro Forma Rodin Global Property Trust, Inc.
Assets
Investment in real estate, net of accumulated depreciation of $39,241	$6,663,959	$—		$—		$6,663,959
Investment in real estate-related assets	4,601,531	(21,531	)(b)	1,000,000	(d)	5,580,000
Intangible assets, net of accumulated amortization of $18,381	1,297,666	—		—		1,297,666
Cash and cash equivalents	612,453	388,635	(c)	(1,000,000	)(d)	1,088
Stock subscriptions receivable	419,547	—		—		419,547
Prepaid expenses and other assets	6,642	—		—		6,642
Due from related party	26,606	—		—		26,606

Total assets	$13,628,404	$367,104		$—		$13,995,508

Liabilities and Equity
Liabilities
Loan payable, net of deferred financing costs of $80,123	$4,419,877	$—		$—		$4,419,877
Accounts payable and accrued expenses	171,726	—		—		171,726
Accrued interest payable	10,266	—		—		10,266
Distributions payable	36,710	—		—		36,710
Due to related parties	1,018,327	—		—		1,018,327

Total liabilities	5,656,906	—		—		5,656,906

Stockholders’ equity
Controlling interest
Preferred stock, $0.01 par value per share, 50,000,000 and 0 shares authorized, and 0 issued and outstanding at September 30, 2017 and December 31, 2016, respectively	—	—		—		—
Class A common stock, $0.01 par value per share, 160,000,000 and 300,000 shares authorized, and 148,578 and 8,180 issued and outstanding at September 30, 2017 and December 31, 2016, respectively	1,486	—		—		1,486
Class T common stock, $0.01 par value per share, 200,000,000 and 0 shares authorized, and 78,210 and 0 issued and outstanding at September 30, 2017 and December 31, 2016, respectively	782	—		—		782
Class I common stock, $0.01 par value per share, 40,000,000 and 0 shares authorized, and 144,546 and 0 issued and outstanding at September 30, 2017 and December 31, 2016, respectively	1,445	—		—		1,445
Additional paid-in capital	9,046,163	—		—		9,046,163
Accumulated deficit and cumulative distributions	(1,079,378)	367,104		—		(712,274)

Total controlling interest	7,970,498	367,104		—		8,337,602
Non-controlling interests in subsidiaries	1,000	—		—		1,000

Total stockholders’ equity	7,971,498	367,104		—		8,338,602

Total liabilities and stockholders’ equity	$13,628,404	$367,104		$—		$13,995,508

(a)	Reflects the historical Consolidated Balance Sheet of the Company for the period indicated as presented in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 14, 2017.
(b)	The reversal of income from investment in real estate-related assets during the third quarter of 2017 and the Company’s interest in CF Net Lease Portfolio IV DST which was accounted for under the equity method of accounting at September 30, 2017, due to the Pro-Forma effect of ownership occurring at an earlier date, as displayed in item (c).
(c)	Represents the pro-forma effect of income from investment in real estate-related assets received from CF Net Lease Portfolio IV DST based on acquisition on November 15, 2016.
(d)	Displays the pro-forma effect of the purchase of additional beneficial interests in CF Net Lease Portfolio IV DST on November 15, 2016.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2017

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma CF Net Lease Portfolio IV DST Investment Income Adjustment		Pro Forma CF Net Lease Portfolio IV DST Investment Income Adjustment		Pro Forma Rodin Global Property Trust, Inc.
Revenues
Rental revenues	$105,248	$—		$—		$105,248

Total revenues	105,248	—		—		105,248

Operating expenses:
General and administrative expenses	997,205	—		—		997,205
Depreciation and amortization	51,311	—				51,311
Management fees	31,774	—		—		31,774

Total operating expenses	1,080,290	—		—		1,080,290
Other income (expense):
Income from investment in real estate-related assets	21,531	(21,531	)(b)	330,990	(c)	330,990
Interest expense	(43,904)	—		—		(43,904)

Total other income (expense)	(22,373)	(21,531)		330,990		287,086

Net income (loss)	(997,415)	(21,531)		330,990		(687,956)
Net income (loss) attributable to non-controlling interest	—	—		—		—

Net income (loss) attributable to common stockholders	$(997,415)	$(21,531)		$330,990		$(687,956)

Weighted average shares outstanding	96,271					238,980 (d)

Net income (loss) per common share — basic and diluted	$(10.36)					$(2.88)

(a)	Reflects the historical Consolidated Statement of Operations of the Company for the period indicated as presented in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 14, 2017.
(b)	The reversal of income from investment in real estate-related assets during the third quarter of 2017 and the Company’s interest in CF Net Lease Portfolio IV DST which was accounted for under the equity method of accounting at September 30, 2017, due to the Pro-Forma effect of ownership occurring at an earlier date, as displayed in item (c).
(c)	Represents the pro-forma effect of income from investment in real estate-related assets received from CF Net Lease Portfolio IV DST based on acquisition on November 15, 2016.
(d)	The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2017 was calculated as if the number of shares issued during the Offering through September 30, 2017 to fund the DST acquisition were issued on November 15, 2016.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Rodin Global Property Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Period from February 2, 2016 (formation) through December 31, 2016

(Unaudited)

	Rodin Global Property Trust, Inc. (a)	Pro Forma CF Net Lease Portfolio IV DST Investment Income Adjustment		Pro forma Adjustments	Pro Forma Rodin Global Property Trust, Inc.
Revenues
Rental revenues	$—	$—		$—	$—

Total revenues	—	—		—	—

Operating expenses:
General and administrative expenses	—	—		—	—
Depreciation and amortization	—	—		—	—
Management fees	—	—		—	—

Total operating expenses	—	—		—	—
Other income (expense):
Income from investment in real estate-related assets	—	57,645	(b)	—	57,645
Interest expense	—	—		—	—

Total other income (expense)	—	57,645		—	57,645

Net income (loss)	—	57,645		—	57,645
Net income (loss) attributable to non-controlling interest	—	—		—	—

Net income (loss) attributable to common stockholders	$—	$57,645		$—	$57,645

Weighted average shares outstanding	8,180				35,495	(c)

Net income (loss) per common share — basic and diluted	$—				$1.62

(a)	Represents the historical Consolidated Statement of Operations for the period indicated as presented in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 14, 2017. As noted in the Quarterly Reports, Rodin was formed and capitalized on February 2, 2016 and real estate operations did not commence until 2017.
(b)	Represents the pro-forma effect of income from investment in real estate-related assets received from CF Net Lease Portfolio IV DST based on acquisition on November 15, 2016.
(c)	The pro forma weighted average shares of common stock outstanding for the period February 2, 2016 (commencement) through December 31, 2016 was calculated as if the number of shares issued during the Offering through September 30, 2017 to fund the DST acquisition were issued on November 15, 2016.

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

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